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                                                                    Exhibit 99.2


                           CERTIFICATION PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002,
                             18 U.S.C. SECTION 1350

     In connection with Amendment No. 1 to the Annual Report of Alkermes, Inc. (the "Company") on Form 10-K/A for the period ending March 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James. M. Frates, Chief Financial Officer of the Company, certify, pursuant toss.906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. ss. 1350 that, to my knowledge:

     1.  Amendment No. 1 to the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in Amendment No. 1 to the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



                                         /s/ James M. Frates
                                         ----------------------------------
                                         James M. Frates
                                         Chief Financial Officer
                                         November 14, 2002